SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2002 (August 19, 2002)

National Health Realty, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	333-37173	52-2059888
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1402
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

National Health Realty, Inc.
Report on Form 8-K
August 23, 2002
TABLE OF CONTENTS

Item 5.	Other Events	3
Signature		3
Exhibit 99.9	Press release dated August 23, 2002	4

FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.

Item 5. Other Events

On August 19, 2002, National Health Realty, Inc. named Joseph Swanson to its board of directors.

Number	Exhibit
99.9	Press release dated August 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Realty, Inc.

By: /s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: August 23, 2002

For Release: August 23, 2002

Contact: Gerald Coggin, Vice President

Phone: (615) 890-9100 ext. 1221

Swanson Named to Board of Directors of National Health Realty

MURFREESBORO, Tenn. - National Health Realty, Inc. (AMEX: NHR), a real estate investment trust specializing in long-term health care investments, has named Joseph Swanson to its board of directors.

Swanson is the owner of numerous businesses in Tennessee, Florida, New Mexico, Texas, Arizona, and Arkansas. Mr. Swanson has been an active investor and developer of real estate in Tennessee and Florida over the past 30 years. In addition, he is the owner/manager and builder of over 80 commercial properties totaling approximately three million square feet of rental space to over 200 tenants in the Middle Tennessee area.

"The addition of Joe Swanson further strengthens and broadens the scope of our Board of Directors", NHR President Andy Adams said. "His many years of experience in the construction and leasing of commercial properties will enable him to be an important contributor to NHR."

NHR owns the real property of 19 skilled nursing facilities; six assisted living centers and one retirement center. NHR also owns first and second mortgage notes totaling $77.6 million. These notes are secured by operating skilled nursing facilities and other health care properties. Additional information including NHR's most recent press releases may be obtained on NHR's web site at www.nationalhealthrealty.com. This company trades on the American Stock Exchange with the symbol NHR.